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                                                                   EXHIBIT 10.36

                                   PATENT AND
                          TRADEMARK SECURITY AGREEMENT

         THIS PATENT AND TRADEMARK SECURITY AGREEMENT, effective as of December 4, 2003, by and between PROXYMED, INC., a Florida corporation, ("PROXYMED"), KEY COMMUNICATIONS SERVICE, INC., an Indiana corporation ("KEY COMMUNICATIONS"), and MEDUNITE, INC., a Delaware corporation ("MEDUNITE"; and together with Proxymed and Key Communications, collectively, the "GRANTORS" and each individually, a "GRANTOR"), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("LENDER").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Loan and Security Agreement, dated as of December 4, 2003 by and among Grantors, as the Borrowers and Lender (including all annexes, exhibits or schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT"), Lender has agreed to make certain loans and other financial accommodations for the benefit of Grantors;

         WHEREAS, pursuant to the Loan Agreement, Grantors are required to execute and deliver to Lender, this Patent and Trademark Security Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.

         2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Lender a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "PATENT COLLATERAL"):

         (a) all of its patents, patent applications and patent licenses (and income and royalties with respect thereto) to which it is a party including those referred to on SCHEDULE 1 hereto;

         (b) all reissues, divisions, continuations, continuations-in-part, renewals or extensions of the foregoing; and

         (c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement or dilution of any patent or any patent licensed under any patent license.



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         3. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor
hereby grants to Lender, a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "TRADEMARK COLLATERAL"):

         (a) all trademarks, service marks and trade names (collectively, the "TRADEMARKS") whether registered or unregistered and wherever registered (and any applications therefor) and trademark licenses (the "TRADEMARK LICENSES") to which it is a party including those referred to on SCHEDULE 2 hereto;

         (b) all reissues, renewals, continuations or extensions of the foregoing;

         (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

         (d) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark license.

         4. RIGHTS AND REMEDIES.

         (a) The security interests granted pursuant to this Patent and Trademark Security Agreement are granted in conjunction with the security interests granted to Lender, pursuant to the Loan Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the security interest in the Patent Collateral and Trademark Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         (b) Notwithstanding anything to the contrary herein or in any of the other Loan Documents, if any Default or Event of Default under the Loan Agreement or any other Loan Document shall have occurred, or if any Grantor fails to perform any agreement or to meet any of the obligations to the Lender hereunder, in addition to any and all other rights and remedies that Lender may have in the Loan Agreement, in any other Loan Document or at law, all of the right, title and interest of Grantors in and to the Patent Collateral and the Trademark Collateral shall be automatically granted, assigned, conveyed and delivered to the Lender or its designee, and Grantors hereby irrevocably constitute and appoint Lender and any officer, agent or employee thereof, with full power of substitution, as their true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of Grantors and in the name of Grantors or in Lender's own name or the name of Lender's designee, all acts of said



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                  attorney being hereby ratified and confirmed, except to the extent any of the same constitute gross negligence or willful misconduct, such power being coupled with an interest is irrevocable, upon the occurrence of a Default or an Event of
                  Default: (i) to complete, date, execute and file or cause to be filed the Assignment attached hereto as EXHIBIT A and incorporated hereby by reference (the "ASSIGNMENT") in the United States Patent and Trademark Office and in all other applicable offices, and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purpose of the Assignment; (ii) to collect proceeds from the Patent Collateral and the Trademark Collateral (including, by way of example, license royalties and proceeds of infringement suits); (iii) to convey in any transaction authorized by the Loan Agreement, any goods covered by the registrations listed on SCHEDULE 1 and SCHEDULE 2 to any purchaser thereof; (iv) to make payment or discharge taxes or liens levied or placed upon or threatened against any goods covered by the registrations listed on SCHEDULE 1 and
                  SCHEDULE 2, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Lender, in its sole discretion, and such payments made by Lender to become the obligations of Grantors to Lender, due and payable immediately, without demand.

                            [SIGNATURE PAGES FOLLOW]




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         IN WITNESS WHEREOF, Each Grantor has caused this Patent and Trademark
Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


                                   GRANTORS

                                   PROXYMED, INC.


                                   By: /s/ Nancy J. Ham
                                       -----------------------------------------
                                   Name: Nancy J. Ham
                                   Title: President and Chief Operating Officer

                                   KEY COMMUNICATIONS SERVICE, INC.


                                   By: /s/ Nancy J. Ham
                                       -----------------------------------------
                                   Name: Nancy J. Ham
                                   Name: NANCY J. HAM
                                   Title: Chief Executive Officer

                                   MEDUNITE, INC.


                                   By: /s/ Nancy J. Ham
                                       -----------------------------------------
                                   Name: Nancy J. Ham
                                   Title: President



ACCEPTED AND ACKNOWLEDGED BY:
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Lender


By: /s/ Joe Lee
    ---------------------------------
Name: Joe Lee
Title: Associate





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